EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ R. A. Bemis
Richard A. Bemis
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ Ellen Carnahan
Ellen Carnahan
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ James L. Kemerling
James L. Kemerling
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ J. C. Meng
John C. Meng
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") and WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSC"), will file on or before the due date of March 16, 2005 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, a combined annual report on Form 10-K, and

    WHEREAS, the undersigned is a Director of the WPSR and WPSC;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   10th   day of   February  , 2005.

/s/ Wm F. Protz, Jr.
William F. Protz, Jr.
Director
